Luminar Provides Business Update, 2021 Milestones and Preliminary 2020 Results Palo Alto, CA — March 18, 2021 — Luminar Technologies, Inc. (NASDAQ: LAZR), the global leader in automotive lidar hardware and software technology, is announcing today business updates and a year in review of 2020, including milestone results, preliminary financial results, and 2021 guidance. "Luminar’s 2020 achievements reflect our product leadership and market ownership as we continue to execute and fulfill the vision of making safe autonomy a reality. Our successful debut as a public company has helped to further accelerate the expansion of our product roadmap in addition to commercial growth across passenger vehicle OEMs, trucking partners, and robo-taxi programs. This is validated by our latest major wins with SAIC and Zenseact, and we look forward to continuing to execute.” — Austin Russell, Founder & CEO Execution: On Track for Series Production SOP Next Year In 2020, Luminar launched and completed builds of its first Iris units, the series production version of its technology. Luminar has now successfully completed engineering validation testing of Iris, progressing onto the final stages of B-samples before ramping into C-sample phase later this year. Today, Luminar has Iris lidars on customer vehicles going through the data collection and development process, transitioning from its previous generation Hydra lidar. In addition to greater manufacturability, economics, and ability to integrate into vehicles, Iris now outperforms Luminar’s Hydra lidar across several dimensions, including better-ranging performance and ability to see dark objects and even higher point density. Luminar has selected a contract manufacturer for continued, efficient series production of Iris in a Mexico production facility. Earlier this month, Luminar also unveiled its rapid evolution from a lidar company to an autonomous vehicle company with the introduction of Sentinel - the industry’s first full-stack autonomous system for series production. See here for more on the progress to production. Iris shock and vibration testing Iris thermal testing Iris calibration testing Customer Adoption

In the first half of 2020, Luminar won the first series production program for autonomy with Volvo Cars, and by the fourth quarter had won two additional landmark partnerships with Mobileye and Daimler Truck. By year end, it exceeded its original forward-looking order book target of $1 Billion, achieving the updated guidance that was provided last year at $1.3 Billion, credited to increased volume guidance from existing programs as well as new commercial deals. Since the beginning of the year, Luminar has welcomed six new strategic partners. This includes SAIC Motor Corporation Limited, the largest automaker in China and a Fortune Global 100 company, who was announced today as Luminar’s lead series production automaker partner in China to deliver industry- leading lidar and components of Luminar’s newly announced Sentinel to SAIC’s “R Brand” vehicles, kicking off Luminar’s foray into China. SAIC’s R-Tech with Luminar lidar integrated into roofline 2021: What’s Ahead Luminar’s primary focus in 2021 is to position the company for continued long-term success and corresponding shareholder value creation. To that end, the company is providing visibility on the following five milestones to gauge our success in 2021: 1. Iris Industrialization for Series Production: Complete testing for key auto-grade specs, process transfer from Orlando advanced manufacturing to series production CM, tool up and production of C sample Iris lidar on series production line in Mexico. 2. Commercial Programs: Win at least three major commercial programs this year. 3. Software: Continued Sentinel development leading up to alpha release at year end. 4. Forward-looking Order Book: Grow forward-looking order book by at least 40%+ this year. 5. Cash Spend / Investment: Disciplined spend to end year with more cash than Luminar started with ($154M raised from warrants in Q1 2021) Corporate Governance On February 11, 2021, Luminar appointed to its Board Katharine “Katie” A. Martin, Chair of the Board of Wilson Sonsini Goodrich & Rosati, and Dr. Mary Lou Jepsen, a globally renowned technology industry executive, currently CEO, Founder, and Chair of medical laser imaging device company Openwater as well as Director at Lear Corporation. For more on Mary Lou and Katie, see here.

2021 Financial Guidance Following on the momentum coming out of 2020, Luminar has issued the following forward- looking financial guidance for 2021: ● Increase forward-looking order book by 40%+ ● Generate revenue of $25 to 30 million (August 2020 forecast was $26 million for ‘21) ● Gross cash spend (operating cash flow less capital expenditures) of approximately $140 million, which assumes a Capex target of approximately $10-15M for the year Preliminary 2020 Financial Results Luminar has announced the following preliminary unaudited financial results for full-year 2020. The Company is finalizing its year-end audit, with audited financial statements to be published in the filing of the 10k as planned by the end of the month. For the year ended Dec 31, 2020: ● Forward-looking order book exceeded original guidance of $1 Billion and met updated guidance at just over $1.3 Billion ● Revenue was approximately $14 million ● Cash, equivalents, and marketable securities were approximately $485 million. Webcast Details Founder and CEO Austin Russell and CFO Tom Fennimore will host a video webcast and will feature a live Q&A session following the business update. What: Business Update, 2021 Milestones and Preliminary 2020 Results, and live Q&A Date: Thursday, March 18, 2021 Time: 2 p.m. PT (5 p.m. ET) A live webcast of the event will be available on Luminar’s Investor site at http://luminartech.com/quarterlyreview. A replay of the webcast will be available following the presentation. About Luminar Technologies Luminar is an autonomous vehicle sensor and software company with the vision to make autonomy safe and ubiquitous by delivering the only lidar and associated software that meets the industry’s stringent performance, safety, and economic requirements. Luminar has rapidly gained over 50 industry partners, including 7 of the top 10 global automakers. Earlier this year, Luminar signed the industry’s first production deal for autonomous consumer vehicles with Volvo Cars, while also recently striking deals with SAIC, Daimler Truck AG and Intel’s Mobileye. Luminar has also received minority investments from the world’s largest commercial vehicle manufacturer, Daimler Truck AG, and Volvo Cars, a global leader in automotive safety, to accelerate the introduction of autonomous trucks and cars at highway speed. Founded in 2012, Luminar is a nearly 400-person team with offices in Palo Alto, Orlando, Colorado Springs, Detroit, and Munich. For more information please visit www.luminartech.com. Forward-Looking Statements Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," ”forward,” “ahead,” "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Luminar’s five milestones to gauge its success in 2021, statements relating to the partnership between Luminar and SAIC, the delivery of lidar hardware and autonomous software for series production vehicles, Luminar’s planned operations in China, the capabilities of Sentinel, Luminar’s engagement of a contract manufacturer for series production of Iris in a Mexico production facility, Iris industrialization for series production, Luminar’s goal of winning at least three major commercial programs, Luminar’s future revenues, forward-looking order book and gross cash spend and Luminar’s expectations for its full-year 2020 financial results,. . These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Luminar's management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to Luminar’s completion of the financial closing process for the full-year 2020 operating results and financial condition, Luminar’s limited operating history; Luminar’s inability to reduce and control the cost of the inputs on which Luminar relies; Luminar’s ability to transition to an outsourced manufacturing business model; the success of Luminar’s customers in developing and commercializing products using Luminar’s solutions; Luminar’s ability to expand operations in China; Luminar’s ability to protect its intellectual property rights; whether Luminar’s lidar products are selected for inclusion in autonomous driving or ADAS systems by automotive OEMs or their suppliers; changes in personnel and availability of qualified personnel; the amount and timing of future sales; whether the complexity of Luminar’s products results in undetected defects and reliability issues which could reduce market adoption of its new products, damage its reputation and expose Luminar to product liability and other claims; strict government regulation that is subject to amendment, repeal or new interpretation and Luminar’s ability to comply with modified or new laws and regulations applying to its business; general economic uncertainty and the effect of general economic conditions on Luminar’s industry in particular, including the level of demand and financial performance of the autonomous vehicle industry and market adoption of lidar; the effects of the ongoing coronavirus (COVID-19) pandemic or other infectious diseases, health epidemics, pandemics and natural disasters on Luminar’s business; and the other risks discussed under the heading "Risk Factors" in the registration statement on Form S-1/A filed by Luminar on January 29, 2021 and other documents Luminar files with the SEC in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made and Luminar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Preliminary 2020 Financial Results The preliminary estimates of revenue and cash, equivalents and marketable securities discussed herein are based on management’s initial review of operations for the full-year 2020 and are subject to the completion of the company's customary annual closing and review procedures.

The Company is finalizing its year-end audit and will publish its audited financial statements and 10K by the end of this month as planned. Non-GAAP Financial Measures In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain non-GAAP financial measures. We calculate gross cash spend as [net cash used in operating activities less capital expenditures][1] . Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Luminar considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Contact Information Media Nicole Phelan press@luminartech.com Investors Michael Beer michaelbeer@luminartech.com